Exhibit 1.1
Execution Copy
WESTERN GAS PARTNERS, LP
$500,000,000
5.375% Senior Notes due 2021
Underwriting Agreement
May 9, 2011
Morgan Stanley & Co. Incorporated
Wells Fargo Securities, LLC
as Representatives
c/o Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York 10036
Ladies and Gentlemen:
     Western Gas Partners, LP, a Delaware limited partnership (the “Partnership”), proposes to issue and sell to the underwriters named in Schedule A annexed hereto (the “Underwriters”), for whom Morgan Stanley & Co. Incorporated and Wells Fargo Securities, LLC are acting as representatives (the “Representatives”), $500,000,000 aggregate principal amount of its 5.375% Senior Notes due 2021 (the “Notes”), to be fully and unconditionally guaranteed (collectively, the “Guarantees”) on a senior, unsecured basis by the direct and indirect subsidiaries of the Partnership listed on Schedule B hereto (the “Guarantors”). The Notes and the Guarantees are collectively referred to herein as the “Securities”). The Securities will be issued under an indenture to be dated as of May 18, 2011 (the “Base Indenture”), among the Partnership, the Guarantors and Wells Fargo Bank, National Association, as trustee (the “Trustee”), as supplemented by the First Supplemental Indenture, to be dated as of May 18, 2011 (the “Supplemental Indenture” and the Base Indenture, as supplemented by the Supplemental Indenture, the “Indenture”).
     This agreement (the “Agreement”) is to confirm the agreement among the Partnership, Western Gas Holdings, LLC, a Delaware limited liability company and general partner of the Partnership (the “General Partner” and, together with the Partnership and the Guarantors, the “Western Gas Parties”), and the Guarantors, on the one hand, and the Underwriters, on the other hand, concerning the purchase of the Notes from the Partnership by the Underwriters. The Western Gas Parties and Chipeta Processing LLC, a Delaware limited liability company and indirect subsidiary of the Partnership (“Chipeta”), are collectively referred to herein as the “Partnership Entities.”

     The Western Gas Parties and the Underwriters agree as follows:
     1. Sale and Purchase. Upon the basis of the representations and warranties and subject to the terms and conditions set forth herein, the Partnership agrees to issue and sell to the respective Underwriters, the General Partner agrees to cause the Partnership to issue and sell to the respective Underwriters and each of the Underwriters, severally and not jointly, agrees to purchase from the Partnership, the principal amount of Notes set forth opposite the name of such Underwriter in Schedule A attached hereto, subject to adjustment in accordance with Section 8 hereof, in each case at a purchase price equal to 98.128% of the principal amount thereof, plus accrued interest, if any, from the Closing Date (as defined below).
     2. Payment and Delivery. Payment of the purchase price for the Notes shall be made to the Partnership by Federal Funds wire transfer against electronic delivery of the Notes in book-entry form to the Representatives through the facilities of The Depository Trust Company (“DTC”) for the respective accounts of the Underwriters. Such payment and delivery shall be made at 9:00 A.M., Houston, Texas time, on May 18, 2011 (the “Closing Date”) (unless another time shall be agreed to by the Representatives and the Partnership or unless postponed in accordance with the provisions of Section 8 hereof). The time at which such payment and delivery are to be made is sometimes referred to herein as the “time of purchase.” Delivery of the Notes shall be made in book-entry form through the Full Fast Program of the facilities of DTC unless the Underwriters shall otherwise instruct. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of the Underwriters.
     Delivery of the documents described in Section 6 hereof with respect to the purchase of the Notes shall be made at the offices of Latham & Watkins LLP, 717 Texas, Suite 1600, Houston, Texas 77002, at 9:00 A.M., Houston, Texas time, on the Closing Date.
     3. Representations and Warranties of the Western Gas Parties. Each of the Western Gas Parties, jointly and severally, represents, warrants to and agrees with each of the Underwriters that:
     (a) A registration statement on Form S-3 (File No. 333-174043) relating to the Securities (i) has been prepared by the Partnership in conformity with the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations (the “Rules and Regulations”) of the Securities and Exchange Commission (the “Commission”) thereunder; (ii) has been filed with the Commission under the Securities Act; and (iii) is effective under the Securities Act. Copies of such registration statement and any amendment thereto have been delivered by the Partnership to the Representatives. As used in this Agreement:
     (i) “Applicable Time” means 5:45 p.m. (New York City time) on the date of this Agreement;
     (ii) “Effective Date” means any date as of which any part of such registration statement relating to the Securities became, or is deemed to have become, effective under the Securities Act in accordance with the Rules and Regulations;
     (iii) “Issuer Free Writing Prospectus” means each “free writing prospectus” (as defined in Rule 405 of the Rules and Regulations) prepared by or on behalf of the Partnership or used or referred to by the Partnership in connection with the offering of the Securities;
     (iv) “Preliminary Prospectus” means any preliminary prospectus relating to the Securities included in such registration statement or filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations, including any preliminary prospectus supplement thereto relating to the Securities;
     (v) “Pricing Disclosure Package” means, as of the Applicable Time, the most recent Preliminary Prospectus, together with the information included on Schedule C-1 hereto and each Issuer Free Writing Prospectus filed or used by the Partnership on or before the Applicable Time, other than a road show that is an Issuer Free Writing Prospectus under Rule 433 of the Rules and Regulations;
     (vi) “Prospectus” means the final prospectus relating to the Securities, including any prospectus supplement thereto relating to the Securities, as filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations; and
     (vii) “Registration Statement” means, collectively, the various parts of the registration statement referred to in this Section 3(a), each as amended as of the Effective Date for such part, including any Preliminary Prospectus or the Prospectus and all exhibits to such registration statement.
Any reference to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents incorporated by reference therein pursuant to Form S-3 under the Securities Act as of the date of such Preliminary Prospectus or the Prospectus, as the case may be. Any reference to the “most recent Preliminary Prospectus” shall be deemed to refer to the latest Preliminary Prospectus included in the Registration Statement or filed pursuant to Rule 424(b) prior to or on the date hereof (including, for purposes hereof, any documents incorporated by reference therein prior to the date hereof). Any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any document filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), after the date of such Preliminary Prospectus or the Prospectus, as the case may be, and incorporated by reference in such Preliminary Prospectus or the Prospectus, as the case may be; and any reference to any amendment to the Registration Statement shall be deemed to include any annual report of the Partnership on Form 10-K filed with the Commission pursuant to Section 13(a) or 15(d) of the Exchange Act after the Effective Date that is incorporated by reference in the Registration Statement. The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending the effectiveness of the Registration Statement, and no proceeding or examination for such purpose has been instituted or threatened by the Commission.

     (b) Status as “Well-Known Seasoned Issuer”. The Partnership was (i) at the time of filing the Registration Statement, (ii) at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the Securities Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the Exchange Act or form of prospectus) and (iii) at the time the Partnership or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c) of the Rules and Regulations) made any offer relating to the Securities in reliance on the exemption of Rule 163 of the Rules and Regulations, a “well-known seasoned issuer” (as defined in Rule 405 of the Rules and Regulations). The Registration Statement is an “automatic shelf registration statement” (as defined in Rule 405 of the Rules and Regulations) and was filed not earlier than the date that is three years prior to the Closing Date.
     (c) Partnership Not an Ineligible Issuer. For purposes of firm commitment underwritten offerings contemplated under the Registration Statement, the Partnership was not at the time of the initial filing of the Registration Statement and at the earliest time thereafter that the Partnership or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) of the Rules and Regulations) of the Securities, is not on the date hereof and will not be at the time of purchase, an “ineligible issuer” (as defined in Rule 405 of the Rules and Regulations). The Partnership has been since the time of the initial filing of the Registration Statement and continues to be eligible to use Form S-3 for the offering of the Securities.
     (d) Form of Documents. The Registration Statement conformed and will conform in all material respects on each Effective Date and at the time of purchase, and any amendment to the Registration Statement filed after the date hereof will conform in all material respects when filed, to the requirements of the Securities Act and the Rules and Regulations. The most recent Preliminary Prospectus conformed, and the Prospectus will conform, in all material respects when filed with the Commission pursuant to Rule 424(b) and at the time of purchase to the requirements of the Securities Act and the Rules and Regulations. The documents incorporated by reference in any Preliminary Prospectus or the Prospectus conformed, and any further documents so incorporated will conform, when filed with the Commission, in all material respects to the requirements of the Exchange Act or the Securities Act, as applicable, and the rules and regulations of the Commission thereunder.
     (e) Registration Statement. The Registration Statement did not, as of each Effective Date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Registration Statement in reliance upon and in conformity with written information furnished to the Partnership through the Representatives by or on behalf of any Underwriter specifically for inclusion therein, which information is specified in Section 10.
     (f) Prospectus. The Prospectus will not, as of its date and at the time of purchase, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Prospectus in reliance upon and in conformity with written information furnished to the Partnership through the Representatives by or on behalf of any Underwriter specifically for inclusion therein, which information is specified in Section 10.
     (g) Documents Incorporated by Reference. The documents incorporated by reference in the Registration Statement, any Preliminary Prospectus or the Prospectus did not, and any further documents filed and incorporated by reference therein will not, when filed with the Commission, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.
     (h) Pricing Disclosure Package. The Pricing Disclosure Package did not, as of the Applicable Time, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Pricing Disclosure Package in reliance upon and in conformity with written information furnished to the Partnership through the Representatives by or on behalf of any Underwriters specifically for inclusion therein, which information is specified in Section 10.
     (i) Issuer Free Writing Prospectus and Pricing Disclosure Package. Each Issuer Free Writing Prospectus (including, without limitation, any road show that is a free writing prospectus under Rule 433), when considered together with the Pricing Disclosure Package as of the Applicable Time, did not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.
     (j) Each Issuer Free Writing Prospectus. Each Issuer Free Writing Prospectus conformed or will conform in all material respects to the requirements of the Securities Act and the Rules and Regulations on the date of first use, and the Partnership has complied with any filing requirements applicable to such Issuer Free Writing Prospectus pursuant to the Rules and Regulations. The Partnership has not made any offer relating to the Securities that would constitute an Issuer Free Writing Prospectus without the prior written consent of the Representatives, except as set forth on Schedule C-2 hereto. The Partnership has retained in accordance with the Rules and Regulations all Issuer Free Writing Prospectuses that were not required to be filed pursuant to the Rules and Regulations (it being understood that, as of the date hereof, the Partnership has not retained any Issuer Free Writing Prospectus for the three-year period required thereby). Each Issuer Free Writing Prospectus does not and will not include any information that conflicts with the information contained in the Registration Statement or the Pricing Disclosure Package, including any document incorporated therein and any prospectus supplement deemed to be a part thereof that has not been superseded or modified.

     (k) Formation of the Partnership Entities. Each of the Partnership Entities has been duly formed and is validly existing as a limited partnership or limited liability company, as the case may be, and is in good standing under the laws of the State of Delaware, the State of Texas, the State of Wyoming or the State of Colorado, as the case may be, with full limited partnership or limited liability company power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus and (i) in the case of the Western Gas Parties, to execute and deliver this Agreement and consummate the transactions contemplated hereby, (ii) in the case of the Partnership, to issue, sell and deliver the Notes, (iii) in the case of the General Partner, to act as the general partner of the Partnership, and (iv) in the case of the Guarantors, to issue the Guarantees.
     (l) Foreign Qualification and Registration. Each of the Partnership Entities is duly qualified to do business as a foreign limited partnership or limited liability company, as the case may be, and is in good standing in each jurisdiction where the ownership or lease of its properties or the conduct of its business requires such qualification (as set forth in Schedule D hereto), except for any failures to be so qualified and in good standing that would not, individually or in the aggregate, (i) have a material adverse effect on the business, assets, condition (financial or otherwise), results of operations or prospects of the Partnership Entities taken as a whole (a “Material Adverse Effect”) or (ii) subject the limited partners of the Partnership to any material liability or disability.
     (m) Ownership of the General Partner. (i) WGR Holdings, LLC, a Delaware limited liability company (“Holdings”), owns all of the issued and outstanding shares of capital stock of WES GP, Inc., a Delaware corporation (“WES GP”); such shares of capital stock have been duly authorized and validly issued in accordance with the articles of incorporation and by-laws of WES GP, each as in effect as of the date hereof and at the time of purchase (collectively, the “WES GP Operating Agreements”), and are fully paid (to the extent required by the WES GP Operating Agreements) and nonassessable; and Holdings owns such shares of capital stock free and clear of all liens, encumbrances, security interests, charges or claims (“Liens”); (ii) Holdings owns a 99% membership interest in the General Partner and WES GP owns a 1% membership interest in the General Partner; such membership interests have been duly authorized and validly issued in accordance with the limited liability company agreement of the General Partner, as in effect as of the date hereof and at the time of purchase (the “General Partner LLC Agreement”), and are fully paid (to the extent required by the General Partner LLC Agreement) and nonassessable (except as such nonassessability may be affected by Section 18-607 of the Delaware Limited Liability Company Act (the “Delaware LLC Act”)); and Holdings and WES GP own their respective membership interests in the General Partner free and clear of all Liens.
     (n) Ownership of General Partner Interest in the Partnership. The General Partner is the sole general partner of the Partnership, with a 2.0% general partner interest in the Partnership; such general partner interest has been duly authorized and validly issued in accordance with the agreement of limited partnership of the Partnership, as in effect as of the date hereof and at the time of purchase (the “Partnership Agreement”), and the General Partner owns such general partner interest free and clear of all Liens, except for restrictions on transferability contained in the Partnership Agreement and as otherwise described in the Registration Statement (excluding the exhibits thereto), the Pricing Disclosure Package and the Prospectus.
     (o) Capitalization. As of the date hereof, there are 54,889,781 common units representing limited partner interests in the Partnership (the “Common Units”) and 26,536,306 subordinated units representing limited partner interests in the Partnership (the “Subordinated Units”) outstanding; Holdings owns 10,302,631 Common Units and 26,536,306 Subordinated Units (such Common Units and Subordinated Units being collectively referred to herein as the “Sponsor Units”); and the General Partner owns 1,661,757 general partner units and all of the Incentive Distribution Rights (as defined in the Partnership Agreement). All of the Sponsor Units and the limited partner interests represented thereby and the Incentive Distribution Rights have been duly authorized and validly issued in accordance with the Partnership Agreement and are fully paid (to the extent required by the Partnership Agreement) and nonassessable (except as such nonassessability may be affected by (i) matters described in the Registration Statement, the Pricing Disclosure Package and the Prospectus and (ii) Sections 17-303 and 17-607 of the Delaware Revised Uniform Limited Partnership Act (the “Delaware LP Act”); and all of the Sponsor Units owned by Holdings and the Incentive Distribution Rights owned by the General Partner will be owned free and clear of all Liens, except with respect to the restrictions on transferability contained in the Partnership Agreement and as otherwise described in the Registration Statement (excluding the exhibits thereto), the Pricing Disclosure Package and the Prospectus.
     (p) Ownership of Guarantors. The Partnership directly or indirectly owns all of the issued and outstanding limited partnership interests and membership interests, as applicable, in the Guarantors, in each case free and clear of all Liens. The issued and outstanding partnership interests and membership interests, as applicable, of each Guarantor have been duly authorized and validly issued in accordance with its partnership agreement or limited liability company agreement, as applicable (collectively, the “Constituent Agreements”), and the certificate of limited partnership or certificate of formation or conversion or other constituent document, as applicable, each as in effect as of the date hereof and at the time of purchase and are fully paid (to the extent required by the Constituent Agreements) and nonassessable (except as such nonassessability may be affected by Sections 17-303 and 17-607 of the Delaware LP Act, Section 18-607 of the Delaware LLC Act, Article 101.206 of the Texas Business Organizations Code, Section 17-29-405 and 17-29-406 of the Wyoming Limited Liability Company Act and Section 7-80-606 of the Colorado Limited Liability Company Act, as applicable).
     (q) Ownership of Chipeta. WGR Operating, LP, a Delaware limited partnership (the “Operating Partnership”), owns 51.0% of the issued and outstanding membership interests in Chipeta; such membership interests have been duly authorized and validly issued in accordance with the limited liability company agreement of Chipeta, as in effect as of the date hereof and at the time of purchase (the “Chipeta LLC Agreement”), and are fully paid (to the extent required by the Chipeta LLC Agreement) and nonassessable (except as such nonassessability may be affected by Section 18-607 of the Delaware LLC Act); and the Operating Partnership owns such membership interests free and clear of all Liens.
     (r) Ownership of Fort Union. Western Gas Wyoming, L.L.C., a Delaware limited liability company (“WGW”), owns 14.81% of the issued and outstanding membership interests in Fort Union Gas Gathering, L.L.C., a Delaware limited liability company (“Fort Union”); such membership interests have been duly authorized and validly issued in accordance with the limited liability company agreement of Fort Union, as in effect as of the date hereof and at the time of purchase (the “Fort Union LLC Agreement”), and are fully paid (to the extent required by the Fort Union LLC Agreement) and nonassessable (except as such nonassessability may be affected by Section 18-607 of the Delaware LLC Act); and WGW owns such membership interests free and clear of all Liens.
     (s) Ownership of White Cliffs. Anadarko Wattenberg Company, LLC, a Delaware limited liability company (“AWC”), owns 10.00% of the issued and outstanding membership interests in White Cliffs Pipeline, L.L.C., a Delaware limited liability company (“White Cliffs”); such membership interests have been duly authorized and validly issued in accordance with the limited liability company agreement of White Cliffs, as in effect as of the date hereof and at the time of purchase (the “White Cliffs LLC Agreement”), and are fully paid (to the extent required by the White Cliffs LLC Agreement) and nonassessable (except as such nonassessability may be affected by Section 18-607 of the Delaware LLC Act); and AWC owns such membership interests free and clear of all Liens.
     (t) No Other Subsidiaries. The Partnership has no other direct or indirect “subsidiaries” (as defined under the Securities Act) other than the Guarantors and Chipeta. Other than its ownership interest in the Guarantors and Chipeta, the Partnership does not own, and at the time of purchase will not own, directly or indirectly, any shares of stock, any other equity interests or any long-term debt securities of any corporation, partnership, limited liability company, joint venture, association or other entity, other than its interests in Fort Union and White Cliffs and the note issued by Anadarko Petroleum Corporation as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus. All equity interests in the Guarantors and Chipeta have been issued in compliance with all applicable securities laws and were not issued in violation of any preemptive right, resale right, right of first refusal or similar right. No options, warrants or other rights to purchase, agreements or other obligations to issue or rights to convert any obligation into equity interests in any of the Guarantors or Chipeta are outstanding.
     (u) Valid Issuance of the Notes. The Notes have been duly authorized and, when executed by the Partnership, authenticated by the Trustee in accordance with the Indenture and delivered against payment of the purchase price for the Notes as provided in this Agreement, will constitute valid and legally binding obligations of the Partnership enforceable against the Partnership in accordance with their terms, except as enforceability thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors’ rights generally and by general principles of equity.
     (v) Valid Issuance of the Guarantees. The Guarantees have been duly authorized, and, when the Notes have been duly executed, authenticated, issued and delivered in the manner provided for in the Indenture and delivered against payment of the purchase price for the Notes as provided in this Agreement, will constitute valid and legally binding obligations of each Guarantor enforceable against each Guarantor in accordance with their terms, except as enforceability thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors’ rights generally and by general principles of equity.
     (w) Conformity of Indenture and Securities to Description. The Indenture and the Securities, when issued and delivered against payment therefor as provided herein and in the Indenture, will conform in all material respects to the descriptions thereof contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus.
     (x) Authority and Authorization. The Partnership has all requisite power and authority under the Partnership Agreement and the Delaware LP Act to issue, sell and deliver the Notes, in accordance with and upon the terms and conditions set forth in this Agreement, the Partnership Agreement, the Indenture, the Registration Statement, the Pricing Disclosure Package and the Prospectus. Each Guarantor has all requisite limited partnership or limited liability power and authority, as the case may be, under the Constituent Documents and the laws of its jurisdiction of formation, to issue the Guarantees, in accordance with and upon the terms and conditions set forth in this Agreement, the applicable Constituent Documents, the Indenture, the Registration Statement, the Pricing Disclosure Package and the Prospectus. At the time of purchase all limited partnership and limited liability company action, as the case may be, required to be taken by the Partnership and the Guarantors or any of their partners or members for the authorization, issuance, sale and delivery of the Securities and the consummation of the transactions contemplated by this Agreement and the Indenture shall have been validly taken.
     (y) Authorization, Execution and Delivery of this Agreement. This Agreement has been duly authorized, executed and delivered by each of the Western Gas Parties.
     (z) Authorization and Enforceability of the Indenture. The execution and delivery of, and the performance by the Partnership and each Guarantor of their respective obligations under, the Indenture, have been duly and validly authorized by the Partnership and each Guarantor. The Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”) and, assuming due authorization, execution and delivery of the Base Indenture and the Supplemental Indenture by the Trustee, when the Base Indenture and Supplemental Indenture have been duly executed and delivered by the Partnership and the Guarantors, the Indenture will constitute a valid and legally binding agreement of the Partnership and the Guarantors, enforceable against the Partnership and the Guarantors in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors’ rights generally and by general principles of equity.
     (aa) No Defaults. No Partnership Entity is in breach or violation of or in default under (nor has any event occurred which, with notice, lapse of time or both, would result in any breach or violation of, constitute a default under or give the holder of any indebtedness (or a person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) (i) its formation, governing or other organizational documents, (ii) any indenture, mortgage, deed of trust, bank loan, credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which it is a party or by which it or any of its properties may be bound or affected, (iii) any federal, state, local or foreign law, regulation or rule, (iv) any rule or regulation of any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the rules and regulations of the New York Stock Exchange (the “NYSE”)), or (v) any decree, judgment or order applicable to it or any of its properties, except in the case of clauses (ii) through (v) for any such breaches, violations or default that would not, individually or in the aggregate, have a Material Adverse Effect, affect the validity of the Securities or prevent or materially interfere with the consummation of the transactions contemplated by this Agreement, including the proposed offering of the Securities (the “Offering”).
     (bb) No Conflicts. The execution, delivery and performance of this Agreement by the Western Gas Parties, the issuance and sale of the Notes by the Partnership, the issuance of the Guarantees by the Guarantors, the execution, delivery and performance of the Indenture by the Partnership and each Guarantor and the consummation of the transactions contemplated by this Agreement and the Indenture will not conflict with, result in any breach or violation of, constitute a default under (or constitute any event which, with notice, lapse of time or both, would result in any breach or violation of, constitute a default under or give the holder of any indebtedness (or a person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under), or result in the creation or imposition of a Lien on any property or assets of any Partnership Entity pursuant to (i) the formation, governing or other organizational documents of any of the Partnership Entities, (ii) any indenture, mortgage, deed of trust, bank loan, credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which any of the Partnership Entities is a party or by which any of the Partnership Entities or any of their respective properties may be bound or affected, (iii) any federal, state, local or foreign law, regulation or rule, (iv) any rule or regulation of any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the rules and regulations of the NYSE), or (v) any decree, judgment or order applicable to any of the Partnership Entities or any of their respective properties, except in the cases of clauses (ii) through (v) for any such conflicts, breaches, violations or defaults that would not, individually or in the aggregate, have a Material Adverse Effect, affect the validity of the Securities or prevent or materially interfere with the consummation of the transactions contemplated by this Agreement, including the Offering.

     (cc) No Consents. No approval, authorization, consent or order of or filing with any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, or of or with any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the NYSE), or approval of the security holders of the Partnership Entities (each, a “Consent”), is required in connection with the issuance and sale of the Notes by the Partnership, the issuance of the Guarantees by the Guarantors, the execution, delivery and performance of this Agreement and the Indenture by the Western Gas Parties party thereto, or the consummation by such Western Gas Parties of the transactions contemplated by this Agreement and the Indenture, other than (i) Consents required under the Securities Act, the Exchange Act, the Trust Indenture Act and state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters, (ii) under the rules and regulations of the Financial Industry Regulatory Authority (“FINRA”), (iii) Consents that have been, or prior to the Closing Date will be, obtained and (iv) Consents that, if not obtained, would not, individually or in the aggregate, have a Material Adverse Effect.
     (dd) No Preemptive Rights, Registration Rights or Options. Except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, there are no (i) preemptive rights or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any equity securities of the Partnership or (ii) outstanding options or warrants to purchase any securities of the Partnership, in each case pursuant to any agreement or other instrument to which the Partnership is a party or by which the Partnership may be bound. Except for such rights that have been waived or as described in the Registration Statement, Pricing Disclosure Package and the Prospectus, neither the filing of the Registration Statement nor the offering or sale of the Securities as contemplated by this Agreement gives rise to any rights for or relating to the registration of any securities of the Partnership.
     (ee) Permits. Each of the Partnership Entities has all necessary licenses, authorizations, consents and approvals (each, a “Permit”) and has made all necessary filings required under any applicable law, regulation or rule, and has obtained all necessary Permits from other persons, in order to conduct its business, except for such Permits that, if not obtained, would not, individually or in the aggregate, result in a Material Adverse Effect; and no Partnership Entity is in violation of or default under, or has received notice of any proceedings relating to the revocation or modification of, any such Permit or any federal, state, local or foreign law, regulation or rule or any decree, order or judgment applicable to such Partnership Entity, except for any such violations, defaults, revocations or modifications that would not, individually or in the aggregate, have a Material Adverse Effect.
     (ff) Disclosure of Certain Items. All legal or governmental proceedings, affiliate transactions, off-balance sheet transactions, contracts, licenses, agreements, properties, leases or documents of a character required to be described in or incorporated by reference into the Registration Statement, the Pricing Disclosure Package or the Prospectus or to be filed as an exhibit to the Registration Statement have been so described or filed as required; and the statements included in the Registration Statement, the Pricing Disclosure Package and the Prospectus under the headings “Description of Notes,” “Description of Debt Securities and Guarantees,” “Certain United States Federal Income Tax Considerations” and “Underwriting,” insofar as they purport to summarize legal or governmental matters or proceedings or the terms of statutes, rules, regulations, agreements or documents, are fair and accurate summaries of such legal or governmental matters or proceedings, statutes, rules, regulations, agreements or documents.
     (gg) Litigation. Except as described in the Registration Statement (excluding the exhibits thereto), the Pricing Disclosure Package and the Prospectus, there are no actions, suits, claims, investigations or proceedings pending or, to the knowledge of the Partnership or the General Partner, threatened or contemplated to which the Partnership Entities or any of their respective directors or officers is or would be a party or to which any of their respective properties is or would be subject at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, or before or by any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the NYSE), except for any such actions, suits, claims, investigations or proceedings that would not, individually or in the aggregate, if resolved adversely to any Partnership Entity, have a Material Adverse Effect, affect the validity of the Notes or prevent or materially interfere with consummation of the transactions contemplated by this Agreement, including the Offering.
     (hh) Independent Registered Public Accounting Firm. KPMG LLP, who has audited the financial statements contained or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus, is an independent registered public accounting firm with respect to the Partnership and the General Partner within the meaning of the Securities Act and the applicable rules and regulations thereunder adopted by the Commission and the Public Company Accounting Oversight Board (United States) (the “PCAOB”).
     (ii) Financial Statements. The historical financial statements (including the related notes and supporting schedule) contained or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus, (i) comply in all material respects with the applicable requirements under the Securities Act and the Exchange Act (except that certain supporting schedules are omitted), (ii) present fairly in all material respects the financial position, results of operations and cash flows of the entities purported to be shown thereby on the basis stated therein at the respective dates or for the respective periods, and (iii) have been prepared in accordance with accounting principles generally accepted in the United States of America consistently applied throughout the periods involved, except to the extent disclosed therein. The other financial information of the General Partner and the Partnership and its subsidiaries, including non-GAAP financial measures, if any, contained or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus has been derived from the accounting records of the General Partner, the Partnership and its subsidiaries, and fairly presents the information purported to be shown thereby. Nothing has come to the attention of any of the Partnership Entities that has caused them to believe that the statistical and market-related data included in the Registration Statement, the Pricing Disclosure Package and the Prospectus is not based on or derived from sources that are reliable and accurate in all material respects.
     (jj) No Material Adverse Change. Subsequent to the respective dates as of which information is given in the Registration Statement, the Pricing Disclosure Package and the Prospectus, in each case excluding any amendments or supplements to the foregoing made after the execution of this Agreement, except as described in the Registration Statement (excluding the exhibits thereto), the Pricing Disclosure Package and the Prospectus, there has not been (i) any material adverse change, or any developments that are reasonably likely to result in, individually or in the aggregate, a material adverse change, in the business, assets, management, condition (financial or otherwise), prospects or results of operations of the Partnership Entities (taken as a whole), (ii) any transaction that is material to the Partnership Entities (taken as a whole), (iii) any obligation or liability, direct or contingent (including any off-balance sheet obligations), incurred by any Partnership Entity that is material to the Partnership Entities (taken as a whole), (iv) any material change in the capitalization, ownership or outstanding indebtedness of any Partnership Entity or (v) any dividend or distribution of any kind declared, paid or made on the security interests of any Partnership Entity.
     (kk) Investment Company. None of the Partnership Entities is, at no time during which a prospectus is required by the Securities Act to be delivered (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule) in connection with any sale of the Securities will any of them be, nor, after giving effect to the Offering and the application of the proceeds therefrom, will any of them be, an “investment company” or an entity “controlled” by an “investment company,” as such terms are defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”).
     (ll) Title to Properties. The Partnership Entities have good and marketable title to all real property and good title to all personal property described in the Registration Statement, the Pricing Disclosure Package and the Prospectus as being owned by any of them, free and clear of all Liens, except for Liens that do not materially affect the value of such property and do not materially interfere with the use made or proposed to be made of such property by the Partnership Entities and Liens described in the Registration Statement (excluding the exhibits thereto), the Pricing Disclosure Package and the Prospectus.
     (mm) Rights-of-Way. Each Partnership Entity has such consents, easements, rights-of-way or licenses from any person (“rights-of-way”) as are necessary to enable it to conduct its business in the manner described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, subject to such qualifications as may be set forth in the Registration Statement, the Pricing Disclosure Package or the Prospectus, except for (i) qualifications, reservations and encumbrances that would not, individually or in the aggregate, have a Material Adverse Effect and (ii) such rights-of-way that, if not obtained, would not result in, individually or in the aggregate, a Material Adverse Effect; and, except as described in the Registration Statement (excluding the exhibits thereto), the Pricing Disclosure Package and the Prospectus or as would not interfere with the operations of the Partnership Entities as conducted on the date hereof to such a material extent that the Representatives could reasonably conclude that proceeding with the Offering would be inadvisable, none of such rights-of-way contains any restriction that is materially burdensome to the Partnership Entities, taken as a whole.
     (nn) Labor and Employment Matters. No Partnership Entity is engaged in any unfair labor practice, and no labor disputes with the employees of or to be seconded to any Partnership Entity exist or, to the knowledge of the Partnership or the General Partner after due inquiry, are imminent or threatened that would, individually or in the aggregate, have a Material Adverse Effect. To the knowledge of the Partnership or the General Partner: (i) there is (A) no unfair labor practice complaint pending or threatened against any Partnership Entity before the National Labor Relations Board, and no grievance or arbitration proceeding arising out of or under collective bargaining agreements pending or threatened, (B) no strike, labor dispute, slowdown or stoppage pending or threatened against any Partnership Entity and (C) no union representation dispute currently existing concerning the employees of or to be seconded to any Partnership Entity, (ii) no union organizing activities are currently taking place concerning the employees of or to be seconded to any Partnership Entity and (iii) there has been no violation of any federal, state, local or foreign law relating to discrimination in the hiring, promotion or pay of employees, any applicable wage or hour laws or any provision of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or the rules and regulations promulgated thereunder concerning the employees of or to be seconded to any Partnership Entity.
     (oo) Environmental Compliance. Except as described in the Registration Statement (excluding the exhibits thereto), the Pricing Disclosure Package and the Prospectus, (i) each Partnership Entity and each of the properties, assets and operations of the Partnership Entities is in compliance with any and all applicable federal, state, local or foreign laws, statutes, ordinances, rules, regulations, orders, decrees, judgments, injunctions, permits, licenses, authorizations or other binding requirements, or common laws, relating to health, safety or the protection, cleanup or restoration of the environment or natural resources, including those relating to the distribution, processing, generation, treatment, storage, disposal, transportation, other handling or release or threatened release of Hazardous Materials (as defined below) (“Environmental Laws”), (ii) each Partnership Entity has received and is in compliance with all permits, licenses, authorizations or other approvals required under applicable Environmental Laws to conduct its business as it is currently being conducted, (iii) no Partnership Entity has received written notice of any, and to the knowledge of the Partnership or the General Partner, after reasonable inquiry, there are no events, conditions or activities that could reasonably be expected to form the basis for any, actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, and (iv) no Partnership Entity is subject to any pending or, to the knowledge of the Partnership or the General Partner, threatened actions, suits, demands, orders or proceedings against any Partnership Entity relating to any Environmental Laws (collectively, “Proceedings”), except for any (A) failures to comply with Environmental Laws or to receive or comply with required permits, licenses, authorizations or other approvals, (B) actual or potential liabilities or (C) Proceedings that would not, individually or in the aggregate, have a Material Adverse Effect. Except as described in the Registration Statement (excluding the exhibits thereto), the Pricing Disclosure Package and the Prospectus, no Partnership Entity has entered into any agreement relating to any alleged violation of any Environmental Law or any actual or alleged release or threatened release or cleanup at any location of any Hazardous Materials (as defined below). Except as described in the Registration Statement (excluding the exhibits thereto), the Pricing Disclosure Package and the Prospectus, no Partnership Entity is currently named as a “potentially responsible party” under the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended (“CERCLA”). As used herein, “Hazardous Materials” means any material (including, without limitation, pollutants, contaminants, hazardous or toxic substances or wastes) that is regulated by or may give rise to liability under any Environmental Law.
     (pp) ERISA Compliance. None of the following events has occurred or exists with respect to any of the Partnership Entities: (i) a failure to fulfill the obligations, if any, under the minimum funding standards of Section 302 of ERISA, and the regulations and published interpretations thereunder with respect to any Plan, determined without regard to any waiver of such obligations or extension of any amortization period; (ii) an audit or investigation by the Internal Revenue Service, the U.S. Department of Labor, the Pension Benefit Guaranty Corporation or any other federal or state governmental agency or any foreign regulatory agency with respect to the employment or compensation of employees of or to be seconded to the Partnership Entities that would have a Material Adverse Effect; or (iii) any breach of any contractual obligation, or any violation of law or applicable qualification standards, with respect to the employment or compensation of employees of or to be seconded to the Partnership Entities by any such Partnership Entity that would have a Material Adverse Effect. None of the following events has occurred or is reasonably likely to occur with respect to any of the Partnership Entities: (i) a material increase in the aggregate amount of contributions required to be made to all Plans in the current fiscal year compared to the amount of such contributions made by the Partnership Entities in the most recently completed fiscal year; (ii) a material increase in the Partnership Entities’ “accumulated post-retirement benefit obligations” (within the meaning of Statement of Financial Accounting Standards 106) compared to the amount of such obligations in the most recently completed fiscal year; (iii) any event or condition giving rise to a liability under Title IV of ERISA that would have a Material Adverse Effect; or (iv) the filing of a claim by one or more employees of, former employees of, or employees to be seconded to the Partnership Entities related to its or their employment that would have a Material Adverse Effect. For purposes of this paragraph, the term “Plan” means a plan (within the meaning of Section 3(3) of ERISA) subject to Title IV of ERISA with respect to which any Partnership Entity may have any liability.
     (qq) Tax Returns. All tax returns required to be filed by the Partnership Entities have been timely filed, and all taxes and other assessments of a similar nature (whether imposed directly or through withholding) including any interest, additions to tax or penalties applicable thereto due or claimed to be due from such entities have been timely paid, other than those (i) that are being contested in good faith and for which adequate reserves have been provided or (ii) that, if not paid, would not, individually or in the aggregate, have a Material Adverse Effect.

     (rr) Insurance. The Partnership Entities maintain insurance covering the properties, operations, personnel and businesses of the Partnership Entities as such Partnership Entities reasonably deem adequate; such insurance insures against losses and risks to an extent which is adequate, in accordance with customary industry practice, to protect the Partnership Entities and their respective businesses; all such insurance is fully in force on the date hereof and will be fully in force at the time of purchase; and the Partnership Entities have no reason to believe that they will not be able to renew such insurance as and when such insurance expires.
     (ss) Third Party Defaults. To the knowledge of the Partnership or the General Partner, no third party to any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to or by which any of the Partnership Entities is a party or bound or to which their respective properties are subject is in breach, default or violation under any such agreement (and no event has occurred that, with notice or lapse of time or both, would constitute such an event), which breach, default or violation would have a Material Adverse Effect.
     (tt) Internal Controls. The Partnership Entities maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.
     (uu) Disclosure Controls. The Partnership has established and will maintain and evaluate “disclosure controls and procedures” (as such term is defined in Rule 13a-15 and 15d-15 under the Exchange Act) and “internal control over financial reporting” (as such term is defined in Rule 13a-15 and 15d-15 under the Exchange Act); such disclosure controls and procedures are designed to ensure that material information relating to the Partnership is made known to the General Partner’s Chief Executive Officer and its Chief Financial Officer, and such disclosure controls and procedures are effective to perform the functions for which they were established; the Partnership’s independent auditors and the Audit Committee of the Board of Directors of the General Partner have been advised of (i) all significant deficiencies, if any, in the design or operation of internal control over financial reporting which could adversely affect the Partnership’s ability to record, process, summarize and report financial data and (ii) all fraud, if any, whether or not material, that involves management or other employees who have a role in the Partnership’s internal control over financial reporting; all material weaknesses, if any, in the Partnership’s internal control over financial reporting have been identified to the Partnership’s independent auditors; and since the date of the most recent evaluation of such disclosure controls and procedures and internal control over financial reporting, there have been no significant changes in the Partnership’s internal control over financial reporting or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses.
     (vv) Sarbanes-Oxley. The Partnership Entities have taken all necessary action to ensure that, upon and at all times after the filing of the Registration Statement, the Partnership Entities and their respective officers and directors, in their capacities as such, were and will be in compliance in all material respects with the applicable provisions of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and the rules and regulations of the Commission and the NYSE promulgated thereunder.
     (ww) Foreign Corrupt Practices Act. No Partnership Entity nor, to the knowledge of the Partnership or the General Partner, any employee or agent of the Partnership Entities has made any payment of funds of the Partnership Entities or received or retained any funds in violation of any law, rule or regulation (including, without limitation, the Foreign Corrupt Practices Act of 1977), which payment, receipt or retention is of a character required to be disclosed in the Registration Statement, the Preliminary Prospectuses and the Prospectus.
     (xx) Money Laundering Laws. The operations of the Partnership Entities are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any governmental agency (collectively, “Money Laundering Laws”); and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator or non-governmental authority involving the Partnership Entities with respect to Money Laundering Laws is pending or, to the knowledge of the Partnership or the General Partner, threatened.
     (yy) OFAC. No Partnership Entity nor, to the knowledge of the Partnership or the General Partner, any director, officer, agent, employee or affiliate of the Partnership Entities is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Partnership Entities will not directly or indirectly use the proceeds of the Offering, or lend, contribute or otherwise make available such proceeds to any other person or entity, for the purpose of financing the securities activities of any person currently subject to any U.S. sanctions administered by OFAC.
     (zz) No Prohibition on Distributions. No Partnership Entity is currently prohibited, directly or indirectly, from making distributions with respect to its equity securities, from repaying to any other Partnership Entity any loans or advances or from transferring any property or assets to the Partnership or any other Partnership Entity, except pursuant to the Chipeta LLC Agreement and as described in the Registration Statement (excluding the exhibits thereto), the Pricing Disclosure Package and the Prospectus.

     (aaa) Related Party Transactions. No Partnership Entity has, directly or indirectly (i) extended credit, arranged to extend credit, or renewed any extension of credit, in the form of a personal loan, to or for any director or executive officer of the General Partner or its affiliates, or to or for any family member or affiliate of any director or executive officer of the General Partner or its affiliates or (ii) made any material modification to the term of any personal loan to any director or executive officer of the General Partner or its affiliates, or any family member or affiliate of any director or executive officer of the General Partner or its affiliates.
     (bbb) Stabilization or Manipulation. None of the Partnership Entities or any of their “affiliates” (as such term is defined in Rule 405 promulgated under the Securities Act) has taken, directly or indirectly, any action which has constituted, or that was designed or might reasonably be expected to cause or result in, the stabilization or manipulation of the price of any security of the Partnership to facilitate the sale or resale of the Securities.
     (ccc) FINRA Affiliations. To the knowledge of the Partnership or the General Partner, after due inquiry, there are no affiliations or associations between (i) any member of FINRA and (ii) the Partnership, the General Partner or any of the General Partner’s officers or directors or any 5% or greater securityholder of the Partnership, except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus.
     (ddd) No Distribution of Other Offering Materials. None of the Partnership Entities has distributed, nor will they distribute, prior to the later to occur of (i) the time of purchase, and (ii) the completion of the distribution of the Securities, any “prospectus” (as defined under the Securities Act) in connection with the offering and sale of the Securities other than the Registration Statement, the Pricing Disclosure Package and the Prospectus or other materials, if any, permitted by the Securities Act, including Rule 134 promulgated thereunder.
     In addition, any certificate signed by an officer of any of the Partnership Entities and delivered to the Underwriters or counsel for the Underwriters in connection with the offering or sale of the Securities shall be deemed to be a representation and warranty by such Partnership Entity, as to matters covered thereby, to each Underwriter.
     4. Certain Covenants of the Western Gas Parties. The Western Gas Parties, jointly and severally, hereby agree:
     (a) Preparation of Prospectus and Registration Statement. (i) To prepare the Prospectus in a form approved by the Underwriters and to file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than Commission’s close of business on the second business day following the execution and delivery of this Agreement; (ii) to make no further amendment or any supplement to the Registration Statement or to the Prospectus except as permitted herein; (iii) to advise the Underwriters, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended

Prospectus has been filed and to furnish the Underwriters with copies thereof; (iv) to advise the Underwriters promptly after it receives notice thereof of the issuance by the Commission of any stop order or of any order preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose or of any request by the Commission for the amending or supplementing of the Registration Statement, the Prospectus or any Issuer Free Writing Prospectus or for additional information; and (v) in the event of the issuance of any stop order or of any order preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal.
     (b) Copies of Registration Statements. To furnish promptly to the Underwriters and to counsel for the Underwriters, upon request, a signed copy or a conformed copy of the Registration Statement as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith.
     (c) Exchange Act Reports. To file promptly all reports and any definitive proxy or information statements required to be filed by the Partnership with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act (“Exchange Act Reports”) subsequent to the date of the Prospectus and for so long as the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) of the Rules and Regulations) is required in connection with the offering or sale of the Securities.
     (d) Copies of Documents to the Underwriters. To deliver promptly to the Underwriters such number of the following documents as the Underwriters shall reasonably request: (i) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits), (ii) each Preliminary Prospectus, the Prospectus and any amended or supplemented Prospectus, (iii) each Issuer Free Writing Prospectus and (iv) any document incorporated by reference in any Preliminary Prospectus or the Prospectus; and, if the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) of the Rules and Regulations) is required at any time after the date hereof in connection with the offering or sale of the Securities or any other securities relating thereto and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus (or in lieu thereof, the notice referred to in Rule 173(a) of the Rules and Regulations) is delivered, not misleading, or, if for any other reason it shall be necessary to amend or supplement the Prospectus (or in lieu thereof, the notice referred to in Rule 173(a) of the Rules and Regulations) or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Securities Act or the Exchange Act or with a request from the Commission, to notify the Underwriters immediately thereof and to promptly prepare and, subject to Section 4(e) hereof, file with the Commission an amended Prospectus or supplement to the Prospectus which will correct such statement or omission or effect such compliance.
     (e) Filing of Amendment or Supplement. To file promptly with the Commission any amendment to the Registration Statement or the Prospectus, any supplement to the Prospectus or any new, replacement registration statement that may, in the judgment of the Partnership or the Underwriters, be required by the Securities Act or the Exchange Act or requested by the Commission. Prior to filing with the Commission any amendment to the Registration Statement, any supplement to the Prospectus or any new, replacement registration statement, any document incorporated by reference in the Prospectus or any Prospectus pursuant to Rule 424 of the Rules and Regulations, to furnish a copy thereof to the Underwriters and counsel for the Underwriters and not to file any such document to which the Underwriters shall reasonably object after having been given reasonable notice of the proposed filing thereof unless the Partnership is required by law to make such filing. The Partnership will furnish to the Underwriters such number of copies of such new registration statement, amendment or supplement as the Underwriters may reasonably request and use its commercially reasonable efforts to cause such new registration statement or amendment to be declared effective as soon as practicable. In any such case, the Partnership will promptly notify the Representatives of such filings and effectiveness.
     (f) Reports to Security Holders. As soon as practicable after the time of purchase, to make generally available to the Partnership’s security holders an earnings statement of the Partnership and its subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Partnership, Rule 158).
     (g) Copies of Reports. For a period of two years following the date hereof, to furnish to the Underwriters copies of all materials furnished by the Partnership to its security holders and all reports and financial statements furnished by the Partnership to the Commission pursuant to the Exchange Act or any rule or regulation of the Commission thereunder, in each case to the extent that such materials, reports and financial statements are not publicly filed with the Commission.
     (h) Blue Sky Laws. Promptly to take from time to time such actions as the Underwriters may reasonably request to qualify the Securities for offering and sale under the securities or Blue Sky laws of such jurisdictions as the Underwriters may designate and to continue such qualifications in effect for so long as required for the resale of the Securities; and to arrange for the determination of the eligibility for investment of the Securities under the laws of such jurisdictions as the Underwriters may reasonably request; provided that no Partnership Entity shall be obligated to qualify as a foreign entity in any jurisdiction in which it is not so qualified or to file a general consent to service of process in any jurisdiction.
     (i) Application of Proceeds. To apply the net proceeds from the sale of the Securities as set forth in the Pricing Disclosure Package and the Prospectus.

     (j) Investment Company. To take such steps as shall be necessary to ensure that no Partnership Entity shall become an “investment company” as defined in the Investment Company Act.
     (k) Issuer Free Writing Prospectuses. Not to make any offer relating to the Securities that would constitute an Issuer Free Writing Prospectus without the prior written consent of the Representatives.
     (l) Retention of Issuer Free Writing Prospectuses. To retain in accordance with the Rules and Regulations all Issuer Free Writing Prospectuses not required to be filed pursuant to the Rules and Regulations; and if at any time after the date hereof and prior to the time of purchase, any events shall have occurred as a result of which any Issuer Free Writing Prospectus, as then amended or supplemented, would conflict with the information in the Registration Statement, the most recent Preliminary Prospectus or the Prospectus or, when considered together with the most recent Preliminary Prospectus, would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or, if for any other reason it shall be necessary to amend or supplement any Issuer Free Writing Prospectus, to notify the Representatives and, upon their reasonable request or as required by the Rules and Regulations, to file such document and to prepare and furnish without charge to each Underwriter as many copies as the Representatives may from time to time reasonably request of an amended or supplemented Issuer Free Writing Prospectus that will correct such conflict, statement or omission or effect such compliance.
     (m) Stabilization. To not directly or indirectly take any action designed to or which constitutes or which might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Partnership to facilitate the sale or resale of the Securities.
     (n) Covenant to Pay Costs. Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, to pay all costs, expenses, fees and taxes in connection with (i) the preparation and filing of the Registration Statement, each Preliminary Prospectus, the Prospectus, each Permitted Free Writing Prospectus and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Underwriters, counsel for the Underwriters and dealers (including costs of mailing and shipment), (ii) the registration, issuance, sale and delivery of the Securities including any stock or transfer taxes and stamp or similar duties payable upon the sale, issuance or delivery of the Securities to the Underwriters, (iii) the producing, word processing and/or printing of this Agreement, any agreement among underwriters, any dealer agreements, any powers of attorney and any closing documents (including compilations thereof) and the reproduction and/or printing and furnishing of copies of each thereof to the Underwriters and (except closing documents) to dealers (including costs of mailing and shipment), (iv) the qualification of the Securities for offering and sale under state or foreign laws and the determination of their eligibility for investment under state or foreign law (including the legal fees and filing fees and other disbursements of counsel for the Underwriters) and the printing and furnishing of copies of any blue sky surveys or legal investment surveys to the Underwriters and to dealers, (v) the registration of the Securities under the Exchange Act, (vi) any filing for review of the public offering of the Securities by FINRA, but not including the legal fees and other disbursements of counsel to the Underwriters relating to FINRA matters, (vii) the fees and disbursements of the Trustee for the Notes, (viii) the costs and expenses of the Partnership Entities relating to presentations or meetings undertaken in connection with the marketing of the offering and sale of the Securities to prospective investors and the Underwriters’ sales forces, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations, travel, lodging and other expenses incurred by the officers of the Partnership Entities and any such consultants, and the cost of any aircraft chartered in connection with the road show, (ix) the costs and expenses of qualifying the Securities for inclusion in the book-entry settlement system of the DTC, (x) the preparation and filing of the Registration Statement, including any amendments thereto, and (xi) the performance of the Western Gas Parties’ other obligations hereunder.
     5. Reimbursement of Underwriters’ Expenses. If the Securities are not delivered at the time of purchase for any reason other than the termination of this Agreement pursuant to the fifth paragraph of Section 8 hereof or the default by one or more of the Underwriters in its or their respective obligations hereunder, the Western Gas Parties, jointly and severally, shall, in addition to paying the amounts described in Section 4(p) hereof, reimburse the Underwriters for all of their out-of-pocket expenses, including the fees and disbursements of their counsel; provided, however, that if this agreement is terminated because of the occurrence of any event specified in clause (b) of the second paragraph of Section 7 (other than as specified in clause (b)(ii) thereof), the Western Gas Parties shall not be obligated to reimburse the Underwriters for any expenses specified in this Section 5.
     6. Conditions of Underwriters’ Obligations. The several obligations of the Underwriters hereunder are subject to the accuracy of the representations and warranties on the part of the Western Gas Parties on the date hereof, at the time of purchase to the performance by the Western Gas Parties of their obligations hereunder and to the following additional conditions precedent:
     (a) The Prospectus shall have been timely filed with the Commission in accordance with Section 4(a) of this Agreement; no stop order suspending the effectiveness of the Registration Statement or preventing or suspending the use of the Prospectuses or any Issuer Free Writing Prospectuses or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus or otherwise shall have been complied with to the reasonable satisfaction of the Underwriters; and the Commission shall not have notified the Partnership of any objection to the use of the form of the Registration Statement.
     (b) The Registration Statement, the Prospectus or the Pricing Disclosure Package, or any amendment or supplement thereto, do not contain an untrue statement of a fact which, in the opinion of counsel for the Underwriters, is material or do not omit to state any fact which, in the opinion of such counsel, is material and is required to be stated therein or in the documents incorporated by reference therein or is necessary to make the statements therein not misleading.
     (c) All partnership and limited liability company proceedings and other legal matters incident to the authorization, execution and filing of the Registration Statement, any Preliminary Prospectus, the Prospectus, the Indenture and any Issuer Free Writing Prospectus, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Underwriters, and the Partnership shall have furnished to such counsel all documents and information that they or their counsel may reasonably request to enable them to pass upon such matters.
     (d) The Partnership shall have furnished to the Representatives at the time of purchase an opinion of Vinson & Elkins L.L.P., counsel for the Partnership, addressed to the Underwriters, and dated the time of purchase, with executed copies for each of the other Underwriters, in form and substance reasonably satisfactory to the Representatives, substantially in the form set forth in Exhibit A hereto.
     (e) The Partnership shall have furnished to the Representatives at the time of purchase an opinion of Bingham McCutchen LLP, counsel for the Partnership, addressed to the Underwriters, and dated the time of purchase, with executed copies for each of the other Underwriters, in form and substance reasonably satisfactory to the Representatives.
     (f) The Partnership shall have furnished to the Representatives at the time of purchase an opinion of Holland & Hart LLP, special Colorado counsel for the Western Gas Parties, addressed to the Underwriters, and dated the time of purchase, with executed copies for each of the other Underwriters, in form and substance reasonably satisfactory to the Representatives, substantially in the form set forth in Exhibit B hereto.
     (g) The Partnership shall have furnished to the Representatives at the time of purchase an opinion of David L. Siddall, Assistant Secretary of the General Partner, addressed to the Underwriters, and dated the time of purchase with executed copies for each of the other Underwriters, in form and substance reasonably satisfactory to the Representatives, substantially in the form set forth in Exhibit C hereto.
     (h) At the time of execution of this Agreement, the Underwriters shall have received from KPMG LLP a letter or letters, in form and substance satisfactory to the Underwriters, addressed to the Underwriters and dated the date hereof (i) confirming that they are an independent registered public accounting firm within the meaning of the Securities Act and are in compliance with the applicable rules and regulations thereunder adopted by the Commission and the PCAOB, and (ii) stating that, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Pricing Disclosure Package and the Prospectus, as of a date not more than five days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants’ “comfort letters” to underwriters in connection with registered public offerings.
     (i) With respect to the letter or letters of KPMG referred to in the preceding paragraph and delivered to the Underwriters concurrently with the execution of this Agreement (the “initial letters”), such accounting firm shall have furnished to the Underwriters a letter (the “bring-down letter”) of KPMG, addressed to the Underwriters and dated the date of the time of purchase (i) confirming that they are an independent registered public accounting firm within the meaning of the Securities Act and are in compliance with the applicable rules and regulations thereunder adopted by the Commission and the PCAOB, (ii) stating that, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial letters and (iii) confirming in all material respects the conclusions and findings set forth in the initial letters.
     (j) The Representatives shall have received at the time of purchase the favorable opinion of Latham & Watkins LLP, counsel for the Underwriters, addressed to the Underwriters, and dated the time of purchase in form and substance reasonably satisfactory to the Representatives.
     (k) Prior to and at the time of purchase, (i) no stop order with respect to the effectiveness of the Registration Statement shall have been issued under the Securities Act and no proceedings shall have been initiated under Section 8(d) or 8(e) of the Securities Act; (ii) the Registration Statement and all amendments thereto shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (iii) none of the Preliminary Prospectuses or the Prospectus, and no amendment or supplement thereto, shall include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading; (iv) the Pricing Disclosure Package shall not, and no amendment or supplement thereto shall, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading; and (v) no Permitted Free Writing Prospectus shall include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading.
     (l) Between the time of execution of this Agreement and the time of purchase, (i) no material adverse change, or any developments that are reasonably likely to result in, individually or in the aggregate, a material adverse change, in the business, assets, management, condition (financial or otherwise), prospects or results of operations of the Partnership Entities, taken as a whole, shall have occurred or become known and (ii) no transaction which is material and adverse to the Partnership Entities, taken as a whole, shall have been entered into by any of the Partnership Entities or become probable, the effect of which is, in the judgment of the Representatives, so material or adverse as to make it impracticable or inadvisable to proceed with the Offering or the delivery of the Securities as contemplated by the Prospectus.
     (m) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency or body which would, as of the time of purchase, prevent the issuance or sale of the Securities; and no injunction, restraining order or order of any other nature by any federal or state court of competent jurisdiction shall have been issued as of the time of purchase which would prevent the issuance or sale of the Securities.
     (n) The Partnership and each Guarantor shall have delivered to the Representatives at the time of purchase a certificate of the Chief Executive Officer and Chief Financial Officer of the General Partner (in the case of the Partnership) and each Guarantor, dated the time of purchase, in the form attached as Exhibit D-1 and Exhibit D-2 hereto, respectively.
     (o) The Partnership Entities shall have furnished to the Representatives such other documents and certificates as to the accuracy and completeness of any statement in the Registration Statement, any Preliminary Prospectus, the Prospectus or any Permitted Free Writing Prospectus as of the time of purchase as the Representatives may reasonably request.
     7. Effective Date of Agreement; Termination. This Agreement shall become effective when the parties hereto have executed and delivered this Agreement.
     The obligations of the several Underwriters hereunder shall be subject to termination in the absolute discretion of the Representatives, if (a) since the time of execution of this Agreement or the earlier respective dates as of which information is given in the Registration Statement, the Pricing Disclosure Package, the Prospectus and any Permitted Free Writing Prospectus, there has been any change, or any developments that are reasonably likely to result in, individually or in the aggregate, a material adverse change, in the business, assets, management, condition (financial or otherwise), prospects or results of operations of any Partnership Entity, the effect of which change or development on the Partnership Entities, taken as a whole, is, in the sole judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the Offering or the delivery of the Securities on the terms and in the manner contemplated in the Registration Statement, the Pricing Disclosure Package, the Prospectus and each Permitted Free Writing Prospectus, (b) since the time of execution of this Agreement, there shall have occurred (i) a suspension or material limitation in trading in securities generally on the NYSE or the NASDAQ; (ii) a suspension or material limitation in trading in the Partnership’s securities on the NYSE; (iii) a general moratorium on commercial banking activities declared by either federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (iv) an outbreak or escalation of hostilities or acts of terrorism involving the United States or a declaration by the United States of a national emergency or war; or (v) any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (iv) or (v), in the sole judgment of the Representatives, makes it impractical or inadvisable to proceed with the Offering or the delivery of the Securities on the terms and in the manner contemplated in the Registration Statement, the Pricing Disclosure Package, the Prospectus and each Permitted Free Writing Prospectus, or (c) since the time of execution of this Agreement, there shall have occurred any downgrading in, or any notice or announcement shall have been given or made of (i) any intended or potential downgrading or (ii) any watch, review or possible change that does not indicate an affirmation or improvement in the rating accorded to, any securities of or guaranteed by any Partnership Entity by any “nationally recognized statistical rating organization,” as that term is defined in Rule 436(g)(2) under the Securities Act as in effect on July 20, 2010.
     If the Representatives elect to terminate this Agreement as provided in this Section 7, the Partnership and each other Underwriter shall be notified promptly in writing.
     If the sale to the Underwriters of the Securities, as contemplated by this Agreement, is not carried out by the Underwriters for any reason permitted under this Agreement, or if such sale is not carried out because the Western Gas Parties shall be unable to comply with any of the terms of this Agreement, the Western Gas Parties shall not be under any obligation or liability under this Agreement (except to the extent provided in Sections 4(p), 5 and 9 hereof), and the Underwriters shall be under no obligation or liability to the Western Gas Parties under this Agreement (except to the extent provided in Section 9 hereof) or to one another hereunder.
     8. Increase in Underwriters’ Commitments. Subject to Sections 6 and 7 hereof, if any Underwriter shall default in its obligation to take up and pay for the Notes to be purchased by it hereunder (otherwise than for a failure of a condition set forth in Section 6 hereof or a reason sufficient to justify the termination of this Agreement under the provisions of Section 7 hereof) and if the aggregate principal amount of the Notes that all Underwriters so defaulting shall have agreed but failed to take up and pay for does not exceed 10% of the aggregate principal amount of the Notes to be purchased on the Closing Date, the non-defaulting Underwriters (including the Underwriters, if any, substituted in the manner set forth below) shall take up and pay for (in addition to the aggregate principal amount of the Notes they are obligated to purchase pursuant to Section 1 hereof) the aggregate principal amount of the Notes agreed to be purchased by all such defaulting Underwriters, as hereinafter provided. Such Notes shall be taken up and paid for by such non-defaulting Underwriters in such amount or amounts as the Representatives may designate with the consent of each Underwriter so designated or, in the event no such designation is made, such Notes shall be taken up and paid for by all non-defaulting Underwriters pro rata in proportion to the aggregate principal amount of the Notes set forth opposite the names of such non-defaulting Underwriters in Schedule A.
     Without relieving any defaulting Underwriter of its obligations hereunder, the Partnership agrees with the non-defaulting Underwriters that it will not sell any Notes hereunder unless all of the Notes are purchased by the Underwriters (or by substituted Underwriters selected by the Representatives with the approval of the Partnership or selected by the Partnership with the approval of the Representatives).
     If a new Underwriter or Underwriters are substituted by the Underwriters or by the Partnership for a defaulting Underwriter or Underwriters in accordance with the foregoing provision, the Partnership or the Representatives shall have the right to postpone the time of purchase for a period not exceeding five business days in order that any necessary changes in the Registration Statement and the Prospectus and other documents may be effected.
     The term “Underwriter” as used in this Agreement shall refer to and include any Underwriter substituted under this Section 8 with like effect as if such substituted Underwriter had originally been named in Schedule A hereto.
     If the aggregate principal amount of the Notes that the defaulting Underwriter or Underwriters agreed to purchase exceeds 10% of the aggregate principal amount of the Notes, and if neither the non-defaulting Underwriters nor the Partnership shall make arrangements within the five business day period stated above for the purchase of all the Notes that the defaulting Underwriter or Underwriters agreed to purchase hereunder, this Agreement shall terminate without further act or deed and without any liability on the part of the Partnership to any Underwriter and without any liability on the part of any non-defaulting Underwriter to the Partnership. Nothing in this paragraph, and no action taken hereunder, shall relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.
     9. Indemnity and Contribution.
     (a) Each of the Western Gas Parties, jointly and severally, agrees to indemnify, defend and hold harmless each Underwriter, its partners, directors, officers and agents, affiliates of such Underwriter who have, or who are alleged to have, participated in the distribution of the Securities as underwriters, and any person who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, any such Underwriter or any such person may incur under the Securities Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Partnership) or any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with the information specified in Section 10 hereof furnished in writing by or on behalf of such Underwriter through the Representatives to the Partnership expressly for use in, the Registration Statement or arises out of or is based upon any omission or alleged omission to state a material fact in the Registration Statement in connection with such information, which material fact was not contained in such information and which material fact was required to be stated in such Registration Statement or was necessary to make such information not misleading, (ii) any untrue statement or alleged untrue statement of a material fact included in any Preliminary Prospectus, the Pricing Disclosure Package, the Prospectus, in any Permitted Free Writing Prospectus, in any “issuer information” (as defined in Rule 433 under the Securities Act) of the Partnership or in any Prospectus together with any combination of one or more Permitted Free Writing Prospectuses, if any, or arises out of or is based upon any omission or alleged omission to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except, with respect to such Preliminary Prospectus, Pricing Disclosure Package, Prospectus or Permitted Free Writing Prospectuses, insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with the information specified in Section 10 hereof furnished in writing by or on behalf of such Underwriter through the Representatives to the Partnership expressly for use in, such Preliminary Prospectus, Pricing Disclosure Package, Prospectus or Permitted Free Writing Prospectus or arises out of or is based upon any omission or alleged omission to state a material fact in such Preliminary Prospectus, Pricing Disclosure Package, Prospectus or Permitted Free Writing Prospectus in connection with such information, which material fact was not contained in such information and which material fact was necessary in order to make the statements in such information, in the light of the circumstances under which they were made, not misleading, or (iii) any untrue statement or alleged untrue statement of a material fact included in any “road show” (as defined in Rule 433 under the Securities Act) not constituting an Issuer Free Writing Prospectus.
     (b) Each Underwriter severally agrees to indemnify, defend and hold harmless the Western Gas Parties, their directors, officers, agents, and any person who controls the Western Gas Parties within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, the Western Gas Parties or any such person may incur under the Securities Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with the information specified in Section 10 hereof furnished in writing by or on behalf of such Underwriter through the Representatives to the Partnership expressly for use in, the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Partnership), or any omission or alleged omission to state a material fact in such Registration Statement in connection with such information, which material fact was not contained in such information and which material fact was required to be stated in such Registration Statement or was necessary to make such information not misleading or (ii) any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with the information specified in Section 10 hereof furnished in writing by or on behalf of such Underwriter through the Representatives to the Partnership expressly for use in, a Preliminary Prospectus, the Pricing Disclosure Package, the Prospectus or a Permitted Free Writing Prospectus, or any omission or alleged omission to state a material fact in such Prospectus or Permitted Free Writing Prospectus in connection with such information, which material fact was not contained in such information and which material fact was necessary in order to make the statements in such information, in the light of the circumstances under which they were made, not misleading.
     (c) If any action, suit or proceeding (each, a “Proceeding”) is brought against a person (an “indemnified party”) in respect of which indemnity may be sought against any of the Western Gas Parties or an Underwriter (as applicable, the “indemnifying party”) pursuant to subsection (a) or (b) of this Section 9, such indemnified party shall promptly notify such indemnifying party in writing of the institution of such Proceeding and such indemnifying party shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; provided, however, that the failure to so notify such indemnifying party shall not relieve such indemnifying party from any liability which such indemnifying party may have to any indemnified party or otherwise. The indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless the employment of such counsel shall have been authorized in writing by the indemnifying party in connection with the defense of such Proceeding or the indemnifying party shall not have, within a reasonable period of time in light of the circumstances, employed counsel to defend such Proceeding or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from, additional to or in conflict with those available to such indemnifying party (in which case such indemnifying party shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by such indemnifying party and paid as incurred (it being understood, however, that, except as provided in Section 9(b), such indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding). The indemnifying party shall not be liable for any settlement of any Proceeding effected without its written consent but, if settled with its written consent, such indemnifying party agrees to indemnify and hold harmless the indemnified party or parties from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this Section 9(c), then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 business days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have fully reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 30 days’ prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding and does not include an admission of fault or culpability or a failure to act by or on behalf of such indemnified party.
     (d) If the indemnification provided for in this Section 9 is unavailable to an indemnified party under subsection (a) or (b) of this Section 9 or insufficient to hold an indemnified party harmless in respect of any losses, damages, expenses, liabilities or claims referred to therein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, damages, expenses, liabilities or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Western Gas Parties on the one hand and the Underwriters on the other hand from the Offering or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Western Gas Parties on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such losses, damages, expenses, liabilities or claims, as well as any other relevant equitable considerations. The relative benefits received by the Western Gas Parties on the one hand and the Underwriters on the other shall be deemed to be in the same respective proportions as the total proceeds from the Offering (net of underwriting discounts and commissions but before deducting expenses) received by the Western Gas Parties, and the total underwriting discounts and commissions received by the Underwriters, bear to the aggregate public offering price of the Notes. The relative fault of the Western Gas Parties on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Western Gas Parties or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, damages, expenses, liabilities and claims referred to in this subsection shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating, preparing to defend or defending any Proceeding.
     (e) The Western Gas Parties and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in subsection (d) above. Notwithstanding the provisions of this Section 9, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Notes underwritten by such Underwriter and distributed to the public were offered to the public exceeds the amount of any damage that such Underwriter has otherwise been required to pay by reason of such untrue statement or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute pursuant to this Section 9 are several in proportion to their respective underwriting commitments and not joint.
     (f) The indemnity and contribution agreements contained in this Section 9 and the covenants, warranties and representations of the Western Gas Parties contained in this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of any Underwriter, its partners, directors, officers or agents, any affiliate of such Underwriter who has, or who is alleged to have, participated in the distribution of the Securities as an underwriter, or any person who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, or by or on behalf of the Western Gas Parties, their directors, officers, agents or any person who controls the Western Gas Parties within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and shall survive any termination of this Agreement or the issuance and delivery of the Securities. The Western Gas Parties and each Underwriter agree promptly to notify each other of the commencement of any Proceeding against it and, in the case of the Western Gas Parties, against any of their officers or directors in connection with the issuance and sale of the Securities, or in connection with the Registration Statement, the Pricing Disclosure Package, the Prospectus or any Permitted Free Writing Prospectus.

     10. Information Furnished by the Underwriters. The concession figure appearing in the third paragraph under the caption “Underwriting” and the statements relating to stabilization by the Underwriters appearing in the fifth and sixth paragraphs under the caption “Underwriting” in the Prospectus, constitute the only information furnished by or on behalf of the Underwriters, as such information is referred to in Sections 3 and 9 hereof.
     11. Notices. All statements, requests, notices and agreements hereunder shall be in writing, and:
     (a) if to the Underwriters, shall be delivered or sent by mail or facsimile transmission to each of (i) Morgan Stanley & Co. Incorporated, Attention: Global Capital Markets Syndicate Desk, 1585 Broadway, New York, New York 10036 and (ii) Wells Fargo Securities, LLC, Attention: Transaction Management Department, Facsimile: (704) 383-9165, 301 S. College Street, 6th Floor, Charlotte, NC 28288.
     (b) if to the Western Gas Parties, shall be delivered or sent by mail or facsimile transmission to the offices of the Partnership at 1201 Lake Robbins Drive, The Woodlands, Texas 77380, Attention: Donald R. Sinclair, Chief Executive Officer.
     12. Governing Law; Construction. This Agreement and any claim, counterclaim or dispute of any kind or nature whatsoever arising out of or in any way relating to this Agreement (“Claim”), directly or indirectly, shall be governed by, and construed in accordance with, the laws of the State of New York. The section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.
     13. Submission to Jurisdiction. Except as set forth below, no Claim may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts shall have jurisdiction over the adjudication of such matters, and the Western Gas Parties consent to the jurisdiction of such courts and personal service with respect thereto. The Western Gas Parties hereby consent to personal jurisdiction, service and venue in any court in which any Claim arising out of or in any way relating to this Agreement is brought by any third party against any Underwriter or any indemnified party. Each Underwriter and the Western Gas Parties (each on its own behalf and, to the extent permitted by applicable law, on behalf of its equity owners and affiliates) waive all right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement. Each of the Western Gas Parties agrees that a final judgment in any such action, proceeding or counterclaim brought in any such court shall be conclusive and binding upon the Western Gas Parties and may be enforced in any other courts to the jurisdiction of which the Western Gas Parties are or may be subject, by suit upon such judgment.
     14. Parties at Interest. The Agreement set forth herein has been and is made solely for the benefit of the Underwriters and the Western Gas Parties and to the extent provided in Section 9 hereof the controlling persons, affiliates, partners, directors and officers referred to in such Section, and their respective successors, assigns, heirs, personal representatives and executors and administrators. No other person, partnership, association or corporation (including a purchaser, as such purchaser, from any of the Underwriters) shall acquire or have any right under or by virtue of this Agreement.
     15. No Fiduciary Relationship. The Western Gas Parties hereby acknowledge that the Underwriters are acting solely as underwriters in connection with the purchase and sale of the Partnership’s securities. The Western Gas Parties further acknowledge that the Underwriters are acting pursuant to a contractual relationship created solely by this Agreement entered into on an arm’s length basis, and in no event do the parties intend that the Underwriters act or be responsible as a fiduciary to the Partnership Entities, their management, security holders or creditors or any other person in connection with any activity that the Underwriters may undertake or have undertaken in furtherance of the purchase and sale of the Securities, either before or after the date hereof. The Underwriters hereby expressly disclaim any fiduciary or similar obligations to the Partnership Entities, either in connection with the transactions contemplated by this Agreement or any matters relating to such transactions, and each Western Gas Party hereby confirms its understanding and agreement to that effect. The Western Gas Parties and the Underwriters agree that they are each responsible for making their own independent judgments with respect to any such transactions and that any opinions or views expressed by the Underwriters to the Partnership Entities regarding such transactions, including, but not limited to, any opinions or views with respect to the price or market for the Partnership’s securities, do not constitute advice or recommendations to the Partnership Entities. Each Western Gas Party hereby waives and releases, to the fullest extent permitted by law, any claims that it may have against the Underwriters with respect to any breach or alleged breach of any fiduciary or similar duty to the Partnership Entities in connection with the transactions contemplated by this Agreement or any matters relating to such transactions.
     16. Counterparts. This Agreement may be signed by the parties in one or more counterparts which together shall constitute one and the same agreement among the parties.
     17. Successors and Assigns. This Agreement shall be binding upon the Underwriters, the Western Gas Parties, their respective successors and assigns and any successor or assign of any substantial portion of any of the Western Gas Parties or any of the Underwriters’ respective businesses and/or assets.
[The Remainder of This Page Intentionally Left Blank; Signature Page Follows]

     If the foregoing correctly sets forth the understanding among the Western Gas Parties and the several Underwriters, please so indicate in the space provided below for that purpose, whereupon this Agreement and your acceptance shall constitute a binding agreement between the Western Gas Parties and the Underwriters, severally.

Very truly yours, Western Gas Holdings, LLC
By:	/s/ Benjamin M. Fink
	Name:	Benjamin M. Fink
	Title:	Senior Vice President, Chief Financial Officer and Treasurer

Western Gas Partners, LP By: Western Gas Holdings, LLC, its general partner
By:	/s/ Benjamin M. Fink
	Name:	Benjamin M. Fink
	Title:	Senior Vice President, Chief Financial Officer and Treasurer

Anadarko Gathering Company LLC
Anadarko Wattenberg Company, LLC
Kerr-McGee Gathering LLC
MIGC LLC
Pinnacle Gas Treating LLC
Western Gas Wyoming, L.L.C.

By: WGR Operating, LP, as sole member

By: Western Gas Operating, LLC, its general partner

By:	/s/ Benjamin M. Fink
	Name:	Benjamin M. Fink
	Title:	Senior Vice President and Chief Financial Officer

Western Gas Partners, LP
Signature Page to Underwriting Agreement

Western Gas Operating, LLC
By:	/s/ Benjamin M. Fink
	Name:	Benjamin M. Fink
	Title:	Senior Vice President and Chief Financial Officer

WGR Operating, LP By: Western Gas Operating, LLC, its general partner
By:	/s/ Benjamin M. Fink
	Name:	Benjamin M. Fink
	Title:	Senior Vice President and Chief Financial Officer

Western Gas Partners, LP
Signature Page to Underwriting Agreement

Accepted and agreed to as of the date first above written, on behalf of itself and the other several Underwriters name in Schedule A.

MORGAN STANLEY & CO. INCORPORATED
By:	/s/ Yurij Slyz
	Name:	Yurij Slyz
	Title:	Executive Director

WELLS FARGO SECURITIES, LLC
By:	/s/ Carolyn Hurley
	Name:	Carolyn Hurley
	Title:	Director

Western Gas Partners, LP
Signature Page to Underwriting Agreement

SCHEDULE A
Underwriters

Principal
Amount of
Underwriter	Notes
Morgan Stanley & Co. Incorporated	$115,000,000
Wells Fargo Securities, LLC	$115,000,000
Scotia Capital (USA) Inc.	$55,000,000
SG Americas Securities, LLC	$55,000,000
U.S. Bancorp Investments, Inc.	$55,000,000
Barclays Capital Inc.	$17,500,000
BMO Capital Markets Corp.	$17,500,000
Citigroup Global Markets Inc.	$17,500,000
Comerica Securities, Inc.	$17,500,000
RBC Capital Markets, LLC	$17,500,000
RBS Securities Inc.	$17,500,000

Total	$500,000,000

Schedule A-1

SCHEDULE B
Guarantors
Anadarko Gathering Company, LLC, a Delaware limited liability company
Anadarko Wattenberg Company, LLC, a Delaware limited liability company
Kerr-McGee Gathering LLC, a Colorado limited liability company
MIGC LLC, a Delaware limited liability company
Pinnacle Gas Treating LLC, a Texas limited liability company
Western Gas Operating, LLC, a Delaware limited liability company
Western Gas Wyoming, L.L.C., a Wyoming limited liability company
WGR Operating, LP, a Delaware limited partnership
Schedule B-1

SCHEDULE C-1
Information Included in the Pricing Disclosure Package

Issuer:	Western Gas Partners, LP

Guarantors:	Anadarko Gathering Company, LLC
Anadarko Wattenberg Company, LLC
Kerr-McGee Gathering LLC
MIGC LLC
Pinnacle Gas Treating LLC
Western Gas Operating, LLC
Western Gas Wyoming, L.L.C.
WGR Operating, LP

Security Type:	Senior Unsecured Notes

Form:	SEC Registered

Pricing Date:	May 9, 2011

Settlement Date:	(T+7) May 18, 2011

Maturity Date:	June 1, 2021

Principal Amount:	$500,000,000

Benchmark:	3.625% due February 15, 2021

Benchmark Price / Yield:	103-28 / 3.160%

Spread to Benchmark:	+ 237.5 bps

Yield to Maturity:	5.535%

Coupon:	5.375%

Public Offering Price:	98.778%

Net Proceeds Before Expenses:	$490,640,000

Optional Redemption:	Redeemable at any time before March 1, 2021 in amount equal to the principal amount plus a make whole premium, using a discount rate of T+ 40 bps, plus accrued and unpaid interest. Redeemable at any time on or after March 1, 2021 in amount equal to the principal amount plus accrued and unpaid interest.

Interest Payment Dates:	June 1 and December 1, beginning December 1, 2011

CUSIP / ISIN:	958254 AA2 / US958254AA26

Joint Book-Running Managers:	Morgan Stanley & Co. Incorporated
Wells Fargo Securities, LLC
Scotia Capital (USA) Inc.
SG Americas Securities, LLC.
Schedule C-1-1

U.S. Bancorp Investments, Inc.

Co-Managers:	Barclays Capital Inc.
BMO Capital Markets Corp.
Citigroup Global Markets Inc.
Comerica Securities, Inc.
RBC Capital Markets, LLC
RBS Securities Inc.
Additional Information:
As of March 31, 2011, on a pro forma basis to give effect to the issuance of the notes in this offering and the application of the net proceeds in this offering in the manner described under “Use of Proceeds” on page S-14 of the preliminary prospectus supplement, we had (all amounts in thousands) cash and cash equivalents of $51,481, total debt of $675,000, with no borrowings outstanding under our credit facility and $500,000 of notes offered hereby, and total capitalization of $2,016,897. This information supplements the information contained in the capitalization table under the column heading “As Adjusted” on page S-15 of the preliminary prospectus supplement.
Supplementing the definition of “Comparable Treasury Issue” on page S-20 of the preliminary prospectus supplement, the proviso to that definition reads: “provided, however, that if no maturity is within three months before or after the maturity date for such notes, yields for the two published maturities most closely corresponding to such United States Treasury security will be determined and the Treasury Rate will be interpolated or extrapolated from those yields on a straight line basis rounding to the nearest month.”
The Issuer has filed a registration statement (including a prospectus) with the U.S. Securities and Exchange Commission (the “SEC”) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Issuer has filed with the SEC for more complete information about the Issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC web site at http://www.sec.gov. Alternatively, the Issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling Morgan Stanley & Co. Incorporated toll-free at 1-866-718-1649 or Wells Fargo Securities, LLC toll-free at 1-800-326-5897.
This Pricing Supplement is qualified in its entirety by reference to the Preliminary Prospectus Supplement dated May 9, 2011 (the “Preliminary Prospectus Supplement”). The information in this Pricing Supplement supplements the Preliminary Prospectus Supplement and supersedes the information in the Preliminary Prospectus Supplement to the extent inconsistent with the information in the Preliminary Prospectus Supplement.
Schedule C-1-2

SCHEDULE C-2
Permitted Free Writing Prospectus
None.
..
Schedule C-2-1

SCHEDULE D
Jurisdictions of Foreign Qualification

Partnership Entity	Jurisdictions of Foreign Qualification
Western Gas Holdings, LLC	Arizona, Colorado, Kansas, New Mexico,
Oklahoma, Texas, Utah, Wyoming

Western Gas Partners, LP	Arizona, Colorado, Kansas, New Mexico,
Oklahoma, Texas, Utah, Wyoming

Western Gas Operating, LLC	Arizona, Colorado, Kansas, New Mexico,
Oklahoma, Texas, Utah, Wyoming

WGR Operating, LP	Arizona, Colorado, Kansas, New Mexico,
Oklahoma, Texas, Utah, Wyoming

Anadarko Gathering Company, LLC	Kansas, Louisiana, Mississippi, Oklahoma,
Texas, Utah

Pinnacle Gas Treating LLC	None

MIGC LLC	Colorado, Wyoming

Western Gas Wyoming, L.L.C.	None

Chipeta Processing LLC	Colorado, Utah

Kerr-McGee Gathering LLC	None

Anadarko Wattenberg Company, LLC	None
Schedule D-1

EXHIBIT A
Form of Opinion of Vinson & Elkins, L.L.P.
1.	Each Western Gas Party other than WGW and Kerr-McGee Gathering LLC (individually, a “Covered Partnership Entity”) is validly existing as a limited partnership or limited liability company, as applicable, and is in good standing under the laws of the State of Delaware or, in the case of Pinnacle Gas Treating LLC, the State of Texas.
2.	Each Covered Partnership Entity is duly qualified to do business as a foreign limited partnership or limited liability company, as applicable, in, and is in good standing under the laws of, each jurisdiction so identified on Schedule D.
3.	Each Covered Partnership Entity has all requisite entity power to own its properties and conduct its business, in each case in all material respects, as described in the Pricing Disclosure Package and the Prospectus. Each Covered Partnership Entity has the entity power and authority necessary to (i) execute and deliver the Underwriting Agreement and the Indenture and perform its obligations thereunder, (ii) in the case of the Partnership, issue, sell and deliver the Notes, and (iii) in the case of each Covered Partnership Entity (other than the Partnership and the General Partner) issue and deliver the Guarantees. The General Partner has the limited liability company power and authority necessary to act as the general partner of the Partnership.
4.	The Underwriting Agreement has been duly authorized, executed and delivered by each Covered Partnership Entity.
5.	The Indenture has been duly qualified under the Trust Indenture Act, and each of the Base Indenture and the Supplemental Indenture has been authorized, executed and delivered by each Covered Partnership Entity party thereto.
6.	The Notes have been duly authorized, executed and delivered by the Partnership. The Guarantees of the Covered Partnership Entities (other than the General Partner) have been duly authorized by the applicable Covered Partnership Entity (other than the General Partner).
7.	The Indenture constitutes a valid and legally binding agreement of each Western Gas Party party thereto (assuming due authorization, execution and delivery of each of the Base Indenture and Supplemental Indenture by WGW and Kerr-McGee Gathering LLC), enforceable against such Western Gas Party in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors’ rights generally and by general principles of equity.
8.	The Notes, when authenticated, issued and delivered in the manner provided for in the Indenture and delivered against payment of the purchase price for the Notes as provided in this Agreement, will constitute valid and legally binding obligations of the Partnership enforceable against the Partnership in accordance with their terms, except as enforceability thereof may be limited by bankruptcy, insolvency, fraudulent transfer,
Exhibit A-1

reorganization, moratorium and similar laws relating to or affecting creditors’ rights generally and by general principles of equity.

9.	When the Notes have been duly executed, authenticated, issued and delivered in the manner provided for in the Indenture and delivered against payment of the purchase price for the Notes as provided in this Agreement, the Guarantees will constitute valid and legally binding obligations of each Guarantor enforceable against such Guarantor in accordance with their terms, except as enforceability thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors’ rights generally and by general principles of equity.

10.	Anadarko indirectly owns of record all of the issued and outstanding shares of capital stock of Western Gas Resources, Inc., a Delaware corporation (“Western Gas Resources”), free and clear of all liens, charges, claims, encumbrances or other security interests (“Liens”), except Liens arising under Anadarko’s debt instruments, in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming Anadarko as debtor is on file in the office of the Secretary of State of the State of Delaware.

11.	Western Gas Resources owns of record all of the issued and outstanding membership interests in Holdings free and clear of all Liens in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming Western Gas Resources as debtor is on file in the office of the Secretary of State of the State of Delaware.

12.	(a) Holdings owns of record a 99% membership interest in the General Partner free and clear of all Liens in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming Holdings as debtor is on file in the office of the Secretary of State of the State of Delaware; (b) Holdings owns of record all of the issued and outstanding capital stock of WES GP free and clear of all Liens in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming Holdings as debtor is on file in the office of the Secretary of State of the State of Delaware. WES GP owns of record a 1% membership interest in the General Partner free and clear of all Liens in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming WES GP as debtor is on file in the office of the Secretary of State of the State of Delaware.

13.	The General Partner is the sole general partner of the Partnership and owns of record a 2.0% general partner interest in the Partnership free and clear of all Liens (except for restrictions on transferability contained in the Partnership Agreement and as otherwise described in the Pricing Disclosure Package and the Prospectus) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the General Partner as debtor is on file in the office of the Secretary of State of the State of Delaware.

14.	The Partnership directly or indirectly owns of record all of the issued and outstanding partnership interests and membership interests, as applicable, in each Guarantor free and
Exhibit A-2

clear of all Liens in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Partnership, the Operating Partnership or Western Gas Operating, LLC, a Delaware limited liability company, as debtor is on file in the office of the Secretary of State of the State of Delaware.

15.	The Operating Partnership owns of record a 51% membership interest in Chipeta free and clear of all Liens (except for restrictions on transferability contained in Chipeta’s limited liability company agreement) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Operating Partnership as debtor is on file in the office of the Secretary of State of the State of Delaware.

16.	Except as described in the Pricing Disclosure Package and the Prospectus, (a) there are no preemptive rights or other rights to subscribe for or purchase, nor any restriction upon the voting or transfer of, any equity securities of the Partnership pursuant to or under the formation, governing or other organizational documents of the Partnership, any material agreement or other instrument filed as an exhibit to the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2010, the Quarterly Report on Form 10-Q for the quarter ended March 31, 2011 or any Current Report on Form 8-K filed subsequent to the Form 10-K (collectively, the “Material Agreements”), or any law, rule or regulation of the Delaware LP Act, the Delaware LLC Act, the laws of the State of Texas or federal law, and (b) the offering, issuance or sale of the Securities as contemplated by the Underwriting Agreement does not give rise under the formation, governing or other organizational documents of the Partnership or any Material Agreement to any rights for or relating to the registration of any securities of the Partnership, other than those that have been waived.

17.	The Registration Statement automatically became effective under the Act on May 9, 2011. To our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or threatened by the SEC. The filings of the Preliminary Prospectus and the Prospectus pursuant to Rule 424 under the Act were made in the manner and within the time period required by such Rule.

18.	No permit, consent, approval, authorization, order, registration, filing or qualification (“Consent”) under the Delaware LP Act, the Delaware LLC Act, the laws of the State of Texas or federal law is required in connection with the offering, issuance or sale of the Notes by the Partnership and the Guarantees by the other Covered Partnership Entities (other than the General Partner), or the execution, delivery and performance of the Underwriting Agreement and the Indenture by the Covered Partnership Entities, other than (a) such Consents required under state securities or “Blue Sky” laws, (b) such Consents that have been obtained or made and (c) filings with the SEC required in the performance by the Covered Partnership Entities of their obligations under Section 4 of the Underwriting Agreement.

19.	The offering, issuance and sale of the Notes by the Partnership and the Guarantees by the other Covered Partnership Entities (other than the General Partner) to be sold pursuant to the Underwriting Agreement, the execution, delivery and performance of the
Exhibit A-3

Underwriting Agreement and the Base Indenture and the Supplemental Indenture by the Covered Partnership Entities party thereto, and the consummation by such Covered Partnership Entities of the transactions contemplated thereby do not and will not (A) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Partnership Entities pursuant to any Material Agreement, (B) result in any violation of the provisions of any formation, governing or other organizational documents of any of the Partnership Entities, as applicable, or (C) result in the violation of the Delaware LP Act, the Delaware LLC Act, the laws of the State of Texas or federal law (provided that such counsel need not express any opinion with respect to compliance with any state securities or federal or state antifraud law) or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority known to us, except, in the case of clauses (A) and (C) above, for any such conflict, breach or violation that would not, individually or in the aggregate, have a Material Adverse Effect or a material adverse effect on the ability of any of the Western Gas Parties to consummate the transactions contemplated by the Underwriting Agreement and the Indenture.

20.	No Partnership Entity is, and after giving effect to the Offering and the application of the proceeds therefrom as described in the Pricing Disclosure Package and the Prospectus, no Partnership Entity will be, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

21.	The description of the Securities and the Indenture included in the Pricing Disclosure Package and the Prospectus under the headings “Description of Notes” and “Description of the Debt Securities and Guarantees” are accurate in all material respects.
     In addition, such counsel shall state that they have participated in conferences with officers and other representatives of the Partnership Entities, the independent public accountants of the Partnership, the Representatives and counsel for the Underwriters, at which the contents of the Registration Statement, the Pricing Disclosure Package and the Prospectus and related matters were discussed, and although such counsel has not independently verified, is not passing upon, and is not assuming any responsibility for the accuracy, completeness or fairness of the statements contained in, the Registration Statement, the Pricing Disclosure Package and the Prospectus (except to the extent specified in paragraph (21) of the foregoing opinion), based on the foregoing, no facts have come to such counsel’s attention that lead such counsel to believe that:
     (A) each of the Registration Statement, as of the date of the Underwriting Agreement, and the Preliminary Prospectus, as of the date of the Preliminary Prospectus, appeared on its face to be appropriately responsive in all material respects with the requirements of the Securities Act and the rules and regulations thereunder, except that such counsel need not express any view as to the antifraud provisions of the U.S. federal securities laws and the rules and regulations promulgated under such provisions,
Exhibit A-4

     (B) the Registration Statement, as of the latest Effective Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading,
     (C) the Pricing Disclosure Package, as of the Applicable Time, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or
     (D) the Prospectus, as of its date and on the applicable Closing Date, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;
it being understood that such counsel expresses no statement or belief with respect to (i) the financial statements and related schedules, including the notes thereto and independent registered public accountants’ reports thereon, included or incorporated by reference in the Registration Statement, the Pricing Disclosure Package or the Prospectus, (ii) any other financial or accounting information included or incorporated by reference in or omitted from the Registration Statement, the Pricing Disclosure Package or the Prospectus and (iii) representations and warranties and other statements of fact included in the exhibits to the Registration Statement or any documents incorporated by reference.
     In rendering such opinion, such counsel may (A) rely in respect of matters of fact, to the extent such counsel deems appropriate, upon representations of the Western Gas Parties set forth in this Agreement and upon certificates of officers and employees of the Partnership Entities and upon information obtained from public officials, (B) assume that all documents submitted to them as originals are authentic, that all copies submitted to them conform to the originals thereof, and that the signatures on all documents examined by them are genuine, (C) state that their opinion is limited to the Delaware LP Act, the Delaware LLC Act, the laws of the State of Texas or federal law, (D) with respect to the opinions expressed in paragraph (2) above as to the due qualification or registration as a foreign corporation, limited partnership or limited liability company, as the case may be, of each of the Partnership Entities, state that such opinions are based upon certificates of foreign qualification or registration provided by the Secretary of State of the states listed on Schedule D hereto (each of which shall be dated as of a recent date and shall be provided to the Underwriters or their counsel), and (E) state that they express no opinion with respect to (i) any permits to own or operate any real property or (ii) state or local taxes or tax statutes to which any of the limited partners of the Partnership or any of the members of the General Partner may be subject.
Exhibit A-5

EXHIBIT B
Form of Opinion of Colorado Counsel
1.	Kerr-McGee Gathering LLC (“Kerr-McGee”) is validly existing as a limited liability company and is in good standing under the laws of the State of Colorado.

2.	Kerr-McGee has all requisite limited liability company power to own its properties and conduct its business, in each case in all material respects, as described in the Pricing Disclosure Package and the Prospectus. Kerr-McGee has the limited liability company power and authority necessary to (a) execute and deliver the Underwriting Agreement, the Base Indenture and the Supplemental Indenture and perform its obligations thereunder, and (b) issue the Guarantee.

3.	The execution and delivery of the Underwriting Agreement has been duly authorized by all necessary limited liability company action on the part of Kerr-McGee, and has been executed and delivered by Kerr-McGee.

4.	The execution and delivery of the Indenture has been duly authorized by all necessary limited liability company action on the part of Kerr-McGee, and has been executed and delivered by Kerr-McGee.

5.	The Guarantee has been duly authorized by all necessary limited liability company action on the part of Kerr-McGee.

6.	No permit, consent, approval, authorization, order, registration, filing or qualification (“Consent”) under the Colorado Limited Liability Company Act or the laws of the State of Colorado is required in connection with the offering, issuance or sale of the Guarantee by Kerr-McGee or the execution, delivery and performance of the Underwriting Agreement and the Indenture by Kerr-McGee, other than such Consents required under state securities or “Blue Sky” laws (with regard to which such counsel shall not be expressing an opinion).

7.	The offering, issuance and sale of the Guarantee by Kerr-McGee, the execution, delivery and performance of the Underwriting Agreement, the Base Indenture and the Supplemental Indenture by Kerr-McGee, and the consummation by Kerr-McGee of the transactions contemplated thereby do not and will not result in the violation of the Colorado Limited Liability Company Act or the laws of the State of Colorado (provided that such counsel need not express any opinion with respect to compliance with any state securities, antifraud or tax laws).
Exhibit B-1

EXHIBIT C
Form of Opinion of David L. Siddall
Assistant Secretary of Western Gas Holdings, LLC
     1. To my knowledge, there are no contracts, licenses, agreements, leases or documents of a character that are required to be described in the Registration Statement, the Pricing Disclosure Package or the Prospectus or to be filed as an exhibit to the Registration Statement that have not been so described or filed as required.
     2. Each Partnership Entity has all necessary licenses, authorizations, consents and approvals (each, a “Permit”) and has made all necessary filings required under any applicable law, regulation or rule, and has obtained all necessary Permits from other persons, in order to conduct its business, except for such Permits that, if not obtained, would not have a Material Adverse Effect; and no Partnership Entity is in violation of or default under, or has received notice of any proceedings relating to the revocation or modification of, any such Permit or any federal, state, local or foreign law, regulation or rule or any decree, order or judgment applicable to such Partnership Entity, except for any such violations, defaults, revocations or modifications that would not, individually or in the aggregate, have a Material Adverse Effect.
     Capitalized terms used herein without definition shall have the meanings ascribed to them in the Underwriting Agreement.
Exhibit C-1

EXHIBIT D-1
Officers’ Certificate of Partnership
May 18, 2011
     Each of the undersigned, Donald R. Sinclair, President and Chief Executive Officer of Western Gas Holdings, LLC, a Delaware limited liability company (the “General Partner”), which is the general partner of Western Gas Partners, LP, a Delaware limited partnership (the “Partnership”), and Benjamin M. Fink, Senior Vice President, Chief Financial Officer and Treasurer of the General Partner, on behalf of the Partnership, does hereby certify pursuant to Section 6(o) of that certain Underwriting Agreement dated May 9, 2011 (the “Underwriting Agreement”) among the General Partner, the Partnership and the Guarantors, and, on behalf of the several Underwriters named therein, Morgan Stanley & Co. Incorporated and Wells Fargo Securities, LLC, that as of May 18, 2011:
     1. He has reviewed the Registration Statement, each Preliminary Prospectus, the Prospectus and each Permitted Free Writing Prospectus, if any.
     2. The representations and warranties of the Partnership and the General Partner as set forth in the Underwriting Agreement are true and correct as of the date hereof and as if made on the date hereof.
     3. The Partnership and the General Partner have performed all of their obligations under the Underwriting Agreement as are to be performed at or before the date hereof.
     4. The conditions set forth in Section 6(l) of the Underwriting Agreement have been met.
     5. From the time of execution of the Underwriting Agreement to and including the date hereof, no material adverse change, or any developments that are reasonably likely to result in, individually or in the aggregate, a material adverse change, in the business, assets, management, condition (financial or otherwise), prospects or results of operations of the Partnership Entities, taken as a whole, has or have occurred.
     6. Each of (i) Latham & Watkins LLP, (ii) Vinson & Elkins L.L.P. and (iii) Holland & Hart LLP is entitled to rely on this certificate in connection with the opinion such firm is rendering pursuant to Section 6 of the Underwriting Agreement.
     Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Underwriting Agreement.
[Signature page follows]
Exhibit D-1-1

     In Witness Whereof, the undersigned have hereunto set their hands on the date first set forth above.

Name:	Donald R. Sinclair
Title:	President and Chief Executive Officer

Name:	Benjamin M. Fink
Title:	Senior Vice President, Chief Financial Officer and Treasurer

Exhibit D-1-2

EXHIBIT D-2
Officers’ Certificate of the Guarantors
May 18, 2011
     Each of the undersigned, Donald R. Sinclair and Benjamin M. Fink, the Chief Executive Officer and Chief Financial Officer, respectively, of each Guarantor, does hereby certify pursuant to Section 6(o) of that certain Underwriting Agreement dated May 9, 2011 (the “Underwriting Agreement”) among the General Partner, the Partnership and the Guarantors, and, on behalf of the several Underwriters named therein, Morgan Stanley & Co. Incorporated and Wells Fargo Securities, LLC, that as of May 18, 2011:
     1. He has reviewed the Registration Statement, each Preliminary Prospectus, the Prospectus and each Permitted Free Writing Prospectus, if any.
     2. The representations and warranties of each Guarantor as set forth in the Underwriting Agreement are true and correct as of the date hereof and as if made on the date hereof.
     3. Each Guarantor has performed all of its obligations under the Underwriting Agreement as are to be performed at or before the date hereof.
     4. The conditions set forth in Section 6(l) of the Underwriting Agreement have been met.
     5. Each of (i) Latham & Watkins LLP, (ii) Vinson & Elkins L.L.P. and (iii) Holland & Hart LLP is entitled to rely on this certificate in connection with the opinion such firm is rendering pursuant to Section 6 of the Underwriting Agreement.
     Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Underwriting Agreement.
[Signature page follows]
Exhibit E-2-1

     In Witness Whereof, the undersigned have hereunto set their hands on the date first set forth above.

Name:
Title:

Name:
Title:

Exhibit E-2-2